Exhibit 10.2

Ethos Technologies Inc.

2026 Equity Incentive Plan

Adopted by the Board of Directors: September 25, 2025
Approved by the Stockholders: January 18, 2026

1.
General.
(a)
Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(b)
Types of Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Awards; and (vii) Other Awards.
(c)
Effective Date. The Plan will come into existence on the Effective Date and no Award may be granted prior to the Effective Date.
2.
Shares Subject to the Plan.
(a)
Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of Shares that may be issued pursuant to Awards will not exceed 13,000,000 plus up to 5,962,327 Returning Shares, as they become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of Shares will automatically increase on January 1 of each year for a period of ten years commencing 2027 and ending on (and including) 2036, in an amount equal to 5% of the total number of shares of Capital Stock outstanding on the preceding December 31; provided, however, that the Board may act prior to January 1 of each year to provide that the increase for that year will be a lesser number of Shares.
(b)
Aggregate Incentive Stock Option Limit. The aggregate maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is specified in Section 3(b)(iv).
(c)
Share Reserve Operation.
(i)
Actions that Do Not Constitute Issuance Shares and Do Not Reduce Share Reserve. The following actions do not result in an issuance of Shares under the Plan and accordingly do not reduce the number of Shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the Shares covered by that portion of the Award having been issued; (2) the settlement of any portion of an Award in cash rather than Shares; (3) the withholding of Shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of Shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(ii)
Reversion of Previously Issued Shares to Share Reserve. The following Shares previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any Shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of the Award; (2) any Shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any Shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.
Eligibility and Limitations.
(a)
Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors, and Consultants are eligible to receive Awards.
(b)
Specific Award Limitations.
(i)
Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii)
Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code)) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).
(iii)
Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the per share exercise price of such Option is at least 110% of the Fair Market Value of a Share on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)
Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is 39,000,000 Shares.
(c)
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the

Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(c) shall apply commencing with the first calendar year that begins following December 31, 2026.
4.
Options and Stock Appreciation Rights.

Each Option and Stock Appreciation Right will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the Shares purchased upon exercise of each type of Option will be separately accounted for. Each Stock Appreciation Right will be denominated in Share equivalents. The terms and conditions of separate Options and Stock Appreciation Rights need not be identical; provided, however, that each Award Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a)
Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or Stock Appreciation Right will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)
Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the per share exercise or strike price of each Option or Stock Appreciation Right will not be less than 100% of the Fair Market Value of a Share on the date of grant of such Award. Notwithstanding the foregoing, an Option or Stock Appreciation Right may be granted with a per share exercise or strike price lower than 100% of the Fair Market Value of a Share on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)
Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Award Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Award Agreement:
(i)
cash or check, bank draft or money order payable to the Company;

(ii)
consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan;
(iii)
other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option will be exercised and provided further that accepting the Shares will not result in any adverse accounting consequences to the Company, as the Company determines in its sole discretion;
(iv)
if the Option is a Nonstatutory Stock Option, a “net exercise” arrangement; or
(v)
any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)
Exercise Procedure and Payment of Appreciation Distribution for Stock Appreciation Rights. In order to exercise any Stock Appreciation Right, the Participant must provide notice of exercise to the Plan Administrator in accordance with the Award Agreement. The appreciation distribution payable to a Participant upon the exercise of a Stock Appreciation Right will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of Shares equal to the number of Share equivalents that are vested and being exercised under the Stock Appreciation Right, over (ii) the aggregate strike price of the portion of the Stock Appreciation Right that is being exercised. The appreciation distribution may be paid to the Participant in the form of Shares or cash (or any combination of Shares and cash), as determined by the Board and specified in the Award Agreement.
(e)
Transferability. Options and Stock Appreciation Rights may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or Stock Appreciation Right as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and Stock Appreciation Rights will apply, provided that except as explicitly provided herein, neither an Option nor a Stock Appreciation Right may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)
Restrictions on Transfer. An Option or Stock Appreciation Right will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or Stock Appreciation Right in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or Stock Appreciation Right is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)
Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or Stock Appreciation Right may be transferred pursuant to a domestic relations order.
(f)
Vesting. The Board may impose such restrictions on or conditions to the vesting and exercisability of an Option or Stock Appreciation Right as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate that is approved by the Board, vesting of Options and Stock Appreciation Rights will cease upon termination of the Participant’s Continuous Service.
(g)
Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate that is approved by the Board, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and Stock Appreciation Rights will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the Shares subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h)
Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Sections 4(i) and 6, if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise their Option or Stock Appreciation Right to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate that is approved by the Board; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)
three months following the date of the termination if the termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)
12 months following the date of the termination if the termination is due to the Participant’s Disability;
(iii)
18 months following the date of the termination if the termination is due to the Participant’s death; or
(iv)
18 months following the date of the Participant’s death if the death occurs following the date of the termination but during the period the Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of termination, to the extent the Participant does not exercise an Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), the unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the Shares subject to the terminated Award, or any consideration in respect of the terminated Award.

(i)
Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or Stock Appreciation Right at any time that the issuance of Shares upon exercise of the Award would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate that is approved by the Board, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or Stock Appreciation Right would be prohibited solely because the issuance of Shares upon exercise of the Award would violate Applicable Law, or (ii) the immediate sale of any Shares issued upon the exercise of the Award would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the exercise period would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during the extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j)
Whole Shares. Options and Stock Appreciation Rights may be exercised only with respect to whole Shares or their equivalents.
5.
Restricted stock awards, Restricted Stock Unit Awards, and Other Awards.
(a)
Restricted Stock Awards and Restricted Stock Unit Awards. Each Restricted Stock Award and Restricted Stock Unit Award will have such terms and conditions as determined by the Board; provided, however, that each Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)
Form of Award.
(1)
Restricted Stock Awards: At the Board’s election, Shares subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until the Shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in the form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any Shares subject to a Restricted Stock Award.
(2)
Restricted Stock Unit Awards: A Restricted Stock Unit Award represents a Participant’s right to be issued on a future date the number of Shares that is equal to the number of units subject to the Restricted Stock Unit Award. As a holder of a Restricted Stock Unit Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue Shares or pay cash in settlement of the Award and nothing contained in the Plan or any Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any Restricted Stock Unit Award (unless and until shares are actually issued in settlement of a vested Restricted Stock Unit Award).
(ii)
Consideration.
(1)
Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.
(2)
Restricted Stock Unit Awards: Unless otherwise determined by the Board at the time of grant, an Restricted Stock Unit Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the Restricted Stock Unit Award, or the issuance of any Shares pursuant to the Restricted Stock Unit Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any Shares in settlement of the Restricted Stock Unit Award, such consideration may be paid in any form of consideration as the Board may determine and that is permissible under Applicable Law.
(iii)
Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or Restricted Stock Unit Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate that is approved by the Board, vesting of Restricted Stock Awards and Restricted Stock Unit Awards will cease upon termination of the Participant’s Continuous Service.
(iv)
Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate that is approved by the Board, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the Shares held by the Participant under their Restricted Stock Award that have not vested as of the date of such termination as set forth in the Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the Shares subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (2) any portion of the Participant’s Restricted Stock Unit Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the Restricted Stock Unit Award, the Shares issuable pursuant to the Restricted Stock Unit Award, or any consideration in respect of the Restricted Stock Unit Award.
(v)
Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any Shares subject to a Restricted Stock Award or Restricted Stock Unit Award, as determined by the Board and specified in the Award Agreement.

(vi)
Settlement of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be settled by the issuance of Shares or cash (or any combination thereof), as determined by the Board and specified in the Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the Restricted Stock Unit Award.
(b)
Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)
Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Shares, including the appreciation in value thereof may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of Shares (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.
Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares subject to the Plan; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(b)(iv); and (iii) the class(es) and number of underlying shares and the exercise price, strike price or purchase price of outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding, and conclusive. Notwithstanding the foregoing, no fractional shares or rights shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights that might be created by the adjustments referred to in the preceding provisions of this Section.
(b)
Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding Shares not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)
Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant that is approved by the Board or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)
Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Shares issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be determined by the Board.
(ii)
Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards (or portions thereof) or substitute similar awards for such outstanding Awards (or portions thereof), then with respect to any Award (or portion thereof) that has not been assumed, continued or substituted and that is held by a Participant whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Award or portion thereof (and, with respect to an Option or Stock Appreciation Right, the time when such Award or portion thereof may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Award (or portion thereof) will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Award (or portion thereof) will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of a Performance Award (or portion thereof) that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii), the vesting of such Performance Award (or portion thereof) will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Award (or portion thereof) is not assumed, continued or substituted in accordance with Section 6(c)(i). With respect to the vesting of Awards (or portions thereof) that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
(iii)
Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction;

provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)
Payment for Awards. Notwithstanding the foregoing, in the event any portion of an Award will terminate prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of the Award will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received with respect to that portion of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) the exercise price payable by such holder in connection with that portion of the Award, if any.
(d)
Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)
No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of Shares pursuant to any Award does not affect or restrict in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any Change in Control, any Corporate Transaction, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.
Administration.
(a)
Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)
Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the terms and conditions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Shares or other payment pursuant to an Award; (5) the number of Shares or cash equivalent with respect to which an Award will be granted to each such person; (6) the value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, Shares, including the amount of cash payment that may be earned and the timing of payment.
(ii)
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, any Award Agreement, or any written agreement between the Company or any Affiliate and a Participant that is approved by the Board (to the extent such written agreement relates to an Award), in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)
To settle all controversies regarding the Plan and Awards granted under it.
(iv)
To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the terms set forth in the Award Agreement or any written agreement between the Company or any Affiliate and a Participant that is approved by the Board.
(v)
To prohibit the exercise of any Option, Stock Appreciation Right or other exercisable Award prior to any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Corporate Transaction, for reasons of administrative convenience for the period of time the Board determines is necessary or advisable in connection with the transaction.
(vi)
To suspend or terminate the Plan at any time. Any suspension, or a termination, of the Plan will not Materially Impair rights and obligations with respect to any Award granted while the Plan is in effect except with the consent of the affected Participant.
(vii)
To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights of a Participant under any Award granted before amendment of the Plan will not be Materially Impaired except with the consent of the affected Participant.
(viii)
To submit any amendment to the Plan for stockholder approval.
(ix)
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired except with the consent of the affected Participant.
(x)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or outstanding Awards.

(xi)
To adopt procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws, rules, or regulations of the relevant non-U.S. jurisdiction).
(xii)
To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or Stock Appreciation Right; (2) the cancellation of any outstanding Option or Stock Appreciation Right and the grant in substitution therefor of (A) a new Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Award, under the Plan or any similar award under another equity plan of the Company, covering the same or a different number of Shares, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c)
Delegation to Committee.
(i)
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)
Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)
Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding, and conclusive on all persons.
(e)
Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to administer the Plan as permitted by Applicable

Law, including, without limitation, Sections 152 and 157 of the Delaware General Corporation Law.
(f)
Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Plan Administrator is delegated the day-to-day administration of the Plan and the functions assigned to Plan Administrator by the Board or Committees. Any delegation to the Plan Administrator may be revoked at any time.
8.
Tax Withholding
(a)
Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate arrangements to satisfy the Tax-Related Items withholding obligations, if any, of the Company and/or an Affiliate that arise in connection with the grant, vesting, exercise or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue Shares subject to an Award, unless and until such obligations are satisfied.
(b)
Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any Tax-Related Items withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Shares otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program adopted by the Company in connection with the Plan; or (vi) by such other method as may be set forth in the Award Agreement and otherwise permitted by Applicable Law.
(c)
No Obligation to Notify or Minimize Losses or Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise the holder of an Award as to the time or manner of exercising the Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise the holder of an Award of a pending termination or expiration of the Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with the Participant’s own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or Stock Appreciation Right granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the underlying Shares on the date of grant as determined by the U.S. Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or Stock

Appreciation Right granted under the Plan, each Participant agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal Revenue Service asserts that the exercise price or strike price is less than the “fair market value” of the underlying Shares on the date of grant as subsequently determined by the U.S. Internal Revenue Service.
(d)
Withholding Indemnification. The Company and its Affiliate may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in a Participant’s jurisdiction. In the event of over‑withholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares) or, if not refunded, the Participant may seek a refund from the local tax authorities. In the event of under-withholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its Affiliate. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. Further, if the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items.
9.
Miscellaneous.
(a)
Source of Shares. The Shares issuable under the Plan will be Shares of authorized but unissued or reacquired Common Stock, including Shares repurchased by the Company on the open market or otherwise.
(b)
Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until (i) the Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Shares subject to the Award is reflected in the records of the Company.

(d)
No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will (unless otherwise required under Applicable Law) and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(e)
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of Shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with a reduction, extend the vesting or payment schedule applicable to the Award. In the event of any extension or reduction, the Participant will not be deemed to be Materially Impaired, no consent from the Participant will be required, and the Participant will have no right with respect to any portion of the Award that is so reduced.
(f)
Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(g)
Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Shares (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(h)
Clawback/Recovery. Each Award granted under the Plan will be subject to reduction, cancellation, forfeiture, or recoupment in accordance with any clawback policy of the Company that is in effect as of the date the Award is granted and any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or cash upon the occurrence of Cause. No recovery of compensation under a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(i)
Securities Law Compliance. A Participant will not be issued any Shares in respect of an Award unless either (i) the Shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive Shares if the Company determines that the receipt of Shares would not be in compliance with Applicable Law. If required by the Company, issuance will be further subject to the approval of counsel for the Company with respect to such compliance. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any Applicable Laws, registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock or share exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability regarding the failure to issue or sell such Shares as to which such authority, registration, qualification or rule compliance was not obtained and the Board reserves the authority, without the consent of a Participant, to terminate or cancel Awards with or without consideration in such a situation.

As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

(j)
Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the applicable Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested Shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar Awards, after the issued Shares have vested, the holder of the Shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in those Shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(k)
Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(l)
Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of an Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants.
(m)
Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of the Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless the distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after the six month period elapses, with the balance paid thereafter on the original schedule.
(n)
Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.
Severability.

If all or any part of the Plan, any Award Agreement, or any written agreement between a Participant and the Company or any Affiliate of the Company that is approved by the Board (to the extent such written agreement relates to an Award) is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement or written agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement or such written agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

11.
Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

12.
Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a)
“Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b)
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)
“Applicable Law” means the Code and any applicable U.S and non-U.S. securities, exchange, control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(d)
“Award” means any right to receive Shares or cash granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Award or any Other Award).
(e)
“Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(f)
“Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(g)
“Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(h)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, split-up, spin-off, combination of shares or other securities of the Company, reclassification, repurchase or exchange of shares or other securities of the Company, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i)
“Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company or any Affiliate of the Company that is approved by the Board defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or in each case the equivalent in any relevant jurisdiction; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company or any Affiliate of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company or any Affiliate of the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company or any Affiliate of the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or any Affiliate of the Company or such Participant for any other purpose.

(j)
“Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)
individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant that is approved by the Board shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) must constitute a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(k)
“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l)
“Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m)
“Common Stock” means the Class A common stock of the Company.
(n)
“Company” means Ethos Technologies Inc., a Delaware corporation, and any successor corporation thereto.
(o)
“Compensation Committee” means the Compensation Committee of the Board.
(p)
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q)
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director, or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined in Section 409A (without regard to any alternative definition thereunder).
(r)
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)
a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation, or similar transaction into other property, whether in the form of securities, cash or otherwise.
(s)
“Director” means a member of the Board.
(t)
“Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(u)
“Effective Date” means the effective date of the Registration Statement.
(v)
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(w)
“Employer” means the Company or the Affiliate that employs the Participant.
(x)
“Entity” means a corporation, partnership, limited liability company or other entity.

(y)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(z)
“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(aa)
“Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)
If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)
For purposes of any Awards granted on the Effective Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the Registration Statement.
(iv)
In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(bb)
“Governmental Body” means any: (i) nation, state, commonwealth, canton, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal, or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(cc)
“Grant Notice” means the notice provided to a Participant that the Participant has been granted an Award under the Plan and that includes the name of the Participant, the type of Award, the date of grant of the Award, number of Shares subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(dd)
“Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ee)
“Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of Shares subject to an Option or Stock Appreciation Right that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(ff)
“Non-Employee Director” means a Director who is not a current employee or officer of the Company or an Affiliate.
(gg)
“Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(hh)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(ii)
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(jj)
“Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Shares, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Performance Award.
(kk)
“Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ll)
“Participant” means an Employee, Director, or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(mm)
“Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Awards. Performance Awards that are settled in cash are not required to be valued in whole or in part by reference to, or otherwise based on, Shares.
(nn)
“Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; relative stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the U.S. Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.
(oo)
“Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.
(pp)
“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(qq)
“Plan” means this Ethos Technologies Inc. 2026 Equity Incentive Plan, as amended from time to time.
(rr)
“Plan Administrator” means the person, persons, or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
(ss)
“Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or Stock Appreciation Right is exercisable, as specified in Section 4(h).
(tt)
“Prior Plan” means the Ethos Technologies Inc. 2016 Equity Incentive Plan, as amended from time to time.
(uu)
“Registration Statement” means the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock.

(vv)
“Restricted Stock Award” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ww)
“Returning Shares” means a number of Shares equal to the number of Shares subject to outstanding awards granted under the Prior Plan or issued pursuant to awards granted under the Prior Plan (or any other shares of Capital Stock into which such issued Shares are converted) that following the Effective Date: (A) are not issued because such award or any portion thereof expires or otherwise terminates without all of the Shares covered by such award having been issued; (B) are not issued because such award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such award; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price related to the award; or (E) are withheld or reacquired to satisfy a tax withholding obligation related to the award.
(xx)
“Restricted Stock Unit Award” means an Award of restricted stock units representing the right to receive an issuance of Shares (an amount of cash equal to the Fair Market Value of such Shares) which is granted pursuant to the terms and conditions of Section 5(a).
(yy)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(zz)
“Rule 405” means Rule 405 promulgated under the Securities Act.
(aaa)
“Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(bbb)
“Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and U.S. Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(ccc)
“Securities Act” means the U.S. Securities Act of 1933, as amended.
(ddd)
“Share” means a share of the Common Stock, as adjusted for a Capitalization Adjustment.
(eee)
“Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(fff)
“Stock Appreciation Right” means a right to receive the appreciation on Shares that is granted pursuant to the terms and conditions of Section 4.
(ggg)
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(hhh)
“Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant.
(iii)
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(jjj)
“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods or otherwise restricts the ability of certain individuals to transfer or encumber Shares, as in effect from time to time.

Ethos Technologies, Inc.
Stock Option Grant Notice
(2026 Equity Incentive Plan)

Ethos Technologies, Inc. (the “Company”), pursuant to the Company’s 2026 Equity Incentive Plan (the “Plan”), has granted to you (“Optionholder”) an option to purchase the number of Shares set forth below (the “Option”). Your Option is subject to all of the terms and conditions as set forth herein and in the Plan, and the Stock Option Agreement and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Stock Option Agreement will have the meanings set forth in the Plan or the Stock Option Agreement, as applicable.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price Per Share:
Total Exercise Price:
Expiration Date:

Type of Grant: [Incentive Stock Option] OR [Nonstatutory Stock Option]

Exercise and

Vesting Schedule: Subject to the Optionholder’s Continuous Service through each applicable vesting date, the Option will vest as follows:

[__________________________________________________________]

Additional Terms/Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•
The Option is governed by this Stock Option Grant Notice (this “Grant Notice”), and the provisions of the Plan and the Stock Option Agreement, and the Notice of Exercise, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Stock Option Agreement (together, the “Option Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
•
If the Option is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options granted to you) cannot be first exercisable for more than $100,000 in value (in each case, measured by the fair market value of the shares underlying Shares on the date the Incentive Stock Option is granted) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.
•
You consent to receive this Grant Notice, the Stock Option Agreement, the Plan, the document containing the Plan information specified in Section 10(a) of the Securities Act

1

(the “Prospectus”), and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
•
You have read and are familiar with the provisions of the Plan, the Stock Option Agreement, the Notice of Exercise and the Prospectus. In the event of any conflict between the provisions in this Grant Notice, the Option Agreement, the Notice of Exercise, or the Prospectus and the terms of the Plan, the terms of the Plan will control.
•
The Option Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Shares and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to you and any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company (or any Affiliate or Subsidiary) and you that, in each case, is approved by the Board and specifies terms that should govern this Option.
•
Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

ETHOS TECHNOLOGIES, INC. By: Signature Title: Date:	OPTIONHOLDER: Signature Date:

Attachments: Stock Option Agreement, 2026 Equity Incentive Plan, Notice of Exercise, Prospectus

2

Attachment I

Ethos Technologies, Inc.
Stock Option Agreement

(2026 Equity Incentive Plan)

As reflected by your Stock Option Grant Notice (“Grant Notice”), Ethos Technologies, Inc. (the “Company”) has granted you an option under the Company’s 2026 Equity Incentive Plan (the “Plan”) to purchase a number of Shares at the exercise price indicated in your Grant Notice (the “Option”). Capitalized terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan will have the meanings set forth in the Grant Notice or Plan, as applicable. The terms of your Option as specified in the Grant Notice and this Stock Option Agreement constitute your Option Agreement.

The general terms and conditions applicable to your Option are as follows:

1.
Governing Plan Document. Your Option is subject to all the provisions of the Plan, including but not limited to the provisions in:
a.
Section 6 regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your Option;
b.
Section 9(d) regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the Option; and
c.
Section 8 regarding certain tax consequences of your Option.

Your Option is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Option Agreement and the provisions of the Plan, the provisions of the Plan will control.

2.
Exercise.
a.
You may generally exercise the vested portion of your Option for whole Shares at any time during its term by delivery of payment of the exercise price and applicable withholding taxes and other required documentation to the Plan Administrator in accordance with the exercise procedures established by the Plan Administrator, which may include an electronic submission. Please review Sections 4(i) and 7(b)(v) of the Plan, which may restrict or prohibit your ability to exercise your Option during certain periods.
b.
To the extent permitted by Applicable Law, you may pay your Option exercise price as follows:
1)
cash, check, bank draft or money order;

1

2)
consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
3)
if you are a U.S. Employee, surrender of other Shares which (i) shall be valued at their Fair Market Value on the date of surrender, and (ii) must be owned free and clear of any liens, claims, encumbrances, or security interests, if accepting such Shares, in the sole discretion of the Company, shall not result in any adverse accounting consequences to the Company.

If you are or become a non-U.S. resident, your methods of exercise may be restricted by the terms and conditions of any appendix to this Option Agreement for your country (including the Country Addendum, as defined below). The Company from time to time may engage a stock plan service provider to assist the Company with the implementation, administration, and management of the Plan and Awards granted thereunder. For clarity, the Board may establish procedures that require any exercise of your Option, including without limitation the method of payment of the applicable exercise price and the amount required to satisfy any applicable Withholding Obligation (as defined below), to be satisfied through such stock plan service provider.

c.
By accepting your Option, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Shares or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”), if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Shares until the end of such period. You also agree that any transferee of any Shares (or other securities) of the Company held by you will be bound by this Section 2(c). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 2(c) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
3.
Term. You may not exercise your Option before the commencement of its term or after its term expires. The term of your Option commences on the Date of Grant and expires upon the earliest of the following:
a.
immediately upon the termination of your Continuous Service for Cause;
b.
three months after the termination of your Continuous Service for any reason other than Cause, Disability or death;
c.
12 months after the termination of your Continuous Service due to your Disability;

2

d.
18 months after your death if you die during your Continuous Service;
e.
immediately upon a Corporate Transaction if the Board has determined that the Option will terminate in connection with a Corporate Transaction;
f.
the Expiration Date indicated in your Grant Notice; or
g.
the day before the 10th anniversary of the Date of Grant.

Notwithstanding the foregoing, if you die during the period provided in Section 3(b) or 3(c) above, the term of your Option will not expire until the earlier of (i) 18 months after your death, (ii) upon any termination of the Option in connection with a Corporate Transaction, (iii) the Expiration Date indicated in your Grant Notice, or (iv) the day before the tenth anniversary of the Date of Grant. Additionally, the Post-Termination Exercise Period of your Option may be extended as provided in Section 4(i) of the Plan.

To obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your Option and ending on the day three months before the date of your Option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. If the Company provides for the extended exercisability of your Option under certain circumstances for your benefit, your Option will not necessarily be treated as an Incentive Stock Option if you exercise your Option more than three months after the date your employment terminates.

4.
Withholding Obligations. You acknowledge and agree that, regardless of any action taken by the Company, any Parent, Subsidiary or Affiliate, with respect to any or all income tax, social security, social insurances, national insurance contributions, social insurance contributions, payroll tax, fringe benefit, or other tax-related items related to your participation in the Plan and legally applicable to you including, without limitation, in connection with the grant of the Option, the acquisition or sale of Shares acquired under the Plan and/or the receipt of any dividends on such Shares (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company, or any Parent, Subsidiary or Affiliate. As further provided in Section 8 of the Plan: (a) you may not exercise your Option unless the applicable tax withholding obligations are satisfied; and (b) at the time you exercise your Option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate arrangements for (including by means of a formal cashless exercise program to the extent permitted by the Company), any sums required to satisfy the withholding obligation for Tax-Related Items, if any, which arise in connection with the exercise of your Option (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Accordingly, you may not be able to exercise your Option even though the Option is vested, and the Company will have no obligation to issue Shares subject to your Option, unless and until such obligations are satisfied. In the event that the amount of the Withholding Obligation of the Company or, if different, your employer or any Affiliate or Subsidiary to which you are providing services (together, the “Service Recipients”) in connection with your Option was greater than the amount actually withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. If you fail to make satisfactory arrangements for the

3

satisfaction of any Withholding Obligation hereunder at the time of the applicable taxable event, you acknowledge and agree that the Company may refuse to issue or deliver the Shares.
5.
Incentive Stock Option Disposition Requirement. If your Option is an Incentive Stock Option, you must notify the Company in writing within 15 days after the date of any disposition of any of the Shares issued upon exercise of your Option that occurs within two years after the date of your Option grant or within one year after such Shares are transferred upon exercise of your Option.
6.
Transferability. Except as otherwise provided in Section 4(e) of the Plan, your Option is not transferable, except by will or by the applicable laws of descent and distribution, and is exercisable during your life only by you.
7.
Corporate Transaction. Your Option is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
8.
No Liability for Taxes. As a condition to accepting the Option, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates or Subsidiaries related to tax liabilities arising from the Option or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the Option and have either done so or knowingly and voluntarily declined to do so. Additionally, you acknowledge that the Option is exempt from Section 409A only if the exercise price is at least equal to the “fair market value” of the underlying Shares on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Option. Additionally, as a condition to accepting the Option, you agree not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price is less than the “fair market value” of the underlying Shares on the date of grant as subsequently determined by the Internal Revenue Service.
9.
Nature of Grant. In accepting your Option, you acknowledge, understand, and agree that:
a.
the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
b.
the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
c.
all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Board;
d.
you are voluntarily participating in the Plan;

4

e.
the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
f.
the Option and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
g.
the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted;
h.
if the underlying Shares do not increase in value, the Option will have no value;
i.
if you exercise the Option and acquire Shares, the value of such Shares may increase or decrease in value, even below the exercise price of the Option;
j.
for purposes of the Option, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Affiliate or Subsidiary (regardless of the reason for the termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing Continuous Service or the terms of your employment or service agreement, if any), and unless otherwise expressly provided in this Option Agreement (including by reference in the Grant Notice to other arrangements or contracts) or determined by the Board, your right to vest in the Option under the Plan, if any, will terminate as of that date and will not be extended by any notice period (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are providing Continuous Service or the terms of your employment or service agreement, if any, unless you are providing bona fide services during that time); and (ii) the period (if any) during which you may exercise the Option after such termination of your Continuous Service will commence on the date you cease to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where you are employed or terms of your engagement agreement, if any; the Board will have the exclusive discretion to determine when you are no longer actively providing services for purposes of this Option (including whether you may still be considered to be providing services while on a leave of absence and consistent with local law); and
k.
unless otherwise provided in the Plan or by the Board in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any of the benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.
10.
Country Addendum. Notwithstanding any provisions in this Option Agreement, this Option will be subject to any special terms and conditions set forth in an appendix (if any) to this Option Agreement for any country whose laws are applicable to you and this Option (as determined by the Board in its sole discretion) (the “Country Addendum”). Moreover, if you relocate to one of the countries included in the Country Addendum (if any), the special terms and

5

conditions for that country will apply to you, to the extent the Company determines that the application of those terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Option Agreement.
11.
Severability. If any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
12.
Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Trading Policy.
13.
Questions. If you have questions regarding these or any other terms and conditions applicable to your Option, including a summary of the applicable federal income tax consequences please see the Prospectus.

* * * *

6

APPENDIX A

Ethos Technologies, Inc.

2026 Equity Incentive Plan

Country Addendum to Stock Option Agreement

Unless otherwise defined herein, capitalized terms used in this Country Addendum to Stock Option Agreement (this “Country Addendum”) will be ascribed the same defined meanings as set forth in the Option Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in the Option Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern this Option granted pursuant to the terms and conditions of the Plan and the Option Agreement to the extent you reside and/or work in one of the countries listed below. If you are a citizen or resident (or are considered a citizen or resident for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you relocate to another country after the Option is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to you.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control, and other Applicable Laws in effect in the respective countries as of November, 2025. The Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that you not rely on the information in this Country Addendum as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time you vest in or exercise the Option or sell Shares acquired under the Option.

In addition, the information contained in this Country Addendum is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. You should seek appropriate professional advice as to how the Applicable Laws in your country may apply to your situation.

Finally, if you are a citizen or resident of a country other than the one in which you currently are residing and/or working, transfer residence and/or employment to another country after the grant of this Option, or are considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to you in the same manner.

I. GLOBAL PROVISIONS APPLICABLE IN ALL COUNTRIES OTHER THAN THE UNITED STATES

1.
Nature of Grant. The following provisions supplement Section 9 of the Option Agreement:
(a)
the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;

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(b)
you acknowledge and agree that no Service Recipient will be liable for any foreign exchange rate fluctuation between your local currency and the U.S. dollar that may affect the value of the Option or of any amounts due to you pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; and
(c)
no claim or entitlement to compensation or damages will arise from forfeiture of the Option resulting from the termination of your Continuous Service (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing Continuous Service or the terms of your employment or service agreement, if any), and in consideration of the grant of the Option to which you are otherwise not entitled, you irrevocably agree never to institute any claim against any Service Recipient, waive your ability, if any, to bring any such claim, and release each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you will be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim.
2.
Data Privacy. You hereby acknowledge the collection, use, and transfer, in electronic or other form, of your personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering, and managing your participation in the Plan.

You understand that the Company and the Service Recipient may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in your favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.

You understand that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request information about sharing, processing, and storage of Data and may exercise your rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting your local human resources representative. You authorize the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer, and manage your participation in the Plan.

3.
Language. If you have received the Option Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.
Insider Trading Restrictions/Market Abuse Laws. You understand and agree that you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and your country of residence, which may affect your ability to acquire or sell Shares or rights to Shares (e.g., the Option) under the Plan during such time as you are considered

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to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you place before you possessed inside information. Furthermore, you could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. You should keep in mind third parties includes fellow employees and Service Providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. You are responsible for ensuring compliance with any applicable restrictions and should consult with your personal legal advisor on this matter.
5.
Responsibility For Taxes. The following provision supplements Section 11 of the Option Agreement:

If you are engaged by a third-party employer of record (“EOR”), which includes a professional employer organization, you acknowledge and authorize that the EOR may satisfy any withholding obligations for Tax-Related Items by using any method permitted by the Plan or the Option Agreement. Further, prior to any relevant taxable or tax withholding event, to the extent permitted by applicable law and as applicable, you agree to make arrangements satisfactory to the Company or the EOR to satisfy all Tax-Related Items and understand that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the EOR.

In addition, you acknowledge that the Company and/or any Parent, Affiliate, or EOR may withhold or account for Tax-Related Items by considering maximum applicable withholding rates, in which case you will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent. Further, you agree to pay to the Company or any applicable Parent, Affiliate, and/or EOR any amount of Tax-Related Items that the Company or any Parent, Affiliate, and/or EOR may be required to withhold as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock or the proceeds of the sale of shares of Common Stock if you fail to comply with your obligations in connection with the Tax-Related Items.

6.
Service Provider. Each Optionholder, including those engaged through a EOR is an individual Service Provider. A EOR will not be considered a Service Provider for purposes of the Option Agreement.
7.
Foreign Asset/Account, Exchange Control and Tax Reporting. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside the U.S. The applicable laws in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. You also may be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.
8.
Foreign Exchange Considerations. You understand and agree that neither the Company nor any Parent, Affiliate, and/or EOR shall be liable for any foreign exchange rate fluctuation between your local currency and the U.S. dollar that may affect the value of the Option, or of any amounts due to you under the Plan or as a result of exercising your Option and/or the subsequent sale of any Shares acquired

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under the Plan. You agree and acknowledge that you will bear any and all risk associated with the exchange or fluctuation of currency associated with your participation in the Plan. You acknowledge and agree that you may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. You are advised to seek appropriate professional advice as to how the exchange control regulations apply to your Option and your specific situation and understand that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

II. COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO OPTIONHOLDERS IN THE COUNTRIES BELOW

INDIA

Terms and Conditions

Responsibility for Taxes. You are solely responsible for paying applicable taxes on the subsequent sale of Shares. You also are responsible for paying applicable taxes on dividend income at the time of declaration/receipt. You agree that it is your responsibility to comply with the payment of taxes and compliance requirements and you shall consult your personal advisor in this regard.

Notifications

Foreign Asset/Account Reporting. You understand that you must declare foreign bank accounts and any foreign financial assets (including Shares acquired under the Plan held outside India) in your annual tax return (on Form Schedule FA of the Income Tax Return - Form ITR 2) by July 31.

Should you subsequently sell the Shares acquired under the Plan, you acknowledge your obligation and agree to: (i) repatriate to India, any proceeds from the sale of Shares (or the receipt of any dividends to India) and convert the funds to local currency within 180 days of the date of sale; and (ii) obtain a foreign inward remittance certificate (“FIRC”) from the bank in which you deposit the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or your employer requests proof of repatriation. It is your responsibility to comply with exchange control laws in India. Neither the Company nor your employer will be liable for any fines or penalties resulting from your failure to comply with any applicable laws.

Securities Laws. Further, the Plan, the Option Agreement and the corresponding documents have neither been delivered for registration nor are they intended to be registered with any regulatory authorities in India. These documents are not intended for distribution and are meant solely for the consideration of the person to whom they are addressed and should not be reproduced by you.

SINGAPORE

Terms and Conditions

Securities Laws. The Option is being made in reliance of section 273(1)(f) of the Securities and Futures Act (Cap. 289) (“SFA”) for which it is exempt from the prospectus and registration requirements under the SFA. You understand that the Shares have not been registered with the SFA. You agree that you shall not, within six months of acquiring the Shares, sell, transfer, gift, hypothecate, or otherwise transfer such Shares within Singapore except as expressly approved by the Company in writing.

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Shares sold through a public exchange outside of Singapore (e.g., NASDAQ, NYSE) would not be subject to this prohibition. The Company believes that a typical sale through a U.S. brokerage firm would not require the Company's consent under these rules.

Director Notification Obligation. If you are a director, shadow director, or hold any similar position1 of a Singapore-incorporated company (each a “Singapore company”) (e.g., the Company, any Singapore Affiliate, or any Singapore subsidiary), you are subject to certain notification requirements under section 164 of the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore company in writing of:

(a)
shares in, debentures of, or participatory interests made available by, the Singapore company or its related corporation which are held by you;
(b)
any interest that you have in shares in, debentures of, or participatory interests made available by, the Singapore company or its related corporation, and the nature and extent of that interest under Section 7 of the Singapore Companies Act (which provides for the circumstances under which a deemed interest in shares may arise);
(c)
rights or options that you have in respect of the acquisition or disposal of shares in the Singapore company or its related corporation; and
(d)
contracts to which you are a party or under which you are entitled to a benefit, being contracts under which a person has a right to call for or to make delivery of shares in the Singapore company or its related corporation.

You must notify the Singapore company in writing when there is any change in the particulars of your interests as mentioned above (including when you sell Shares issued from the Plan).

You are deemed to hold or have an interest or a right in or over any shares or debentures, if:

(a)
Your spouse (not being himself or herself a director or chief executive officer) holds or has an interest or a right in or over such shares or debentures; or
(b)
Your child of less than 18 years of age, including stepson, stepdaughter, adopted son or adopted daughter (not being himself or herself a director or chief executive officer) holds or has an interest in such shares or debentures.

In addition, any contract, assignment or right of subscription shall be deemed to have been entered into or exercised or made by, or a grant shall be deemed as having been made to you if any contract, assignment or right of subscription is entered into, exercised or made by, or a grant is made to, members of your family as aforesaid (not being himself or herself a director or chief executive officer).

Particulars of your interests as mentioned above must be given within two business days after (i) the date on which you became a director of the Singapore company, or (ii) the date on which you became a registered holder of or acquired an interest as mentioned above, whichever last occurs. Particulars of any change in your interests also must be given within two business days of the change.

1 Under section 4(1) of the Singapore Companies Act, the term “director” includes any person occupying the position of director of a corporation by whatever name called.

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Attachment II

2026 Equity Incentive Plan

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Attachment III

Ethos Technologies, Inc.

Notice of Exercise

(2026 Equity Incentive Plan)

Ethos Technologies, Inc.

[_____] Date of Exercise: _______________

This constitutes notice to Ethos Technologies, Inc. (the “Company”) that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) by exercising my Option for the price set forth below. Capitalized terms not explicitly defined in this Notice of Exercise but defined in the Stock Option Grant Notice, Stock Option Agreement or 2026 Equity Incentive Plan (the “Plan”) will have the meanings set forth in the Stock Option Grant Notice, Stock Option Agreement or Plan, as applicable. Use of certain payment methods is subject to Company and/or Board consent and certain additional requirements set forth in the Stock Option Agreement and the Plan.

Type of option (check one):	Incentive ☐	Nonstatutory ☐
Date of Grant:	_______________
Number of Shares as to which Option is exercised:	_______________
Certificates to be issued in name of:	_______________
Total exercise price:	$______________
Cash, check, bank draft or money order delivered herewith:	$______________
Value of ________ Shares delivered herewith:	$______________
Cashless Exercise:	$______________

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Plan, (ii) to satisfy the Withholding Obligation, if any, relating to the exercise of this Option as set forth in the Stock Option Agreement, and (iii) if this exercise relates to an Incentive Stock Option, to notify you in writing within 15 days after the date of any

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disposition of any of the Shares issued upon exercise of this Option that occurs within two years after the Date of Grant or within one year after such Shares are issued upon exercise of this Option.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Shares or other securities of the Company, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. To enforce the foregoing covenant, the Company may impose stop‑transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

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Exhibit 10.2

Attachment IV

Prospectus

Ethos Technologies, Inc.
2026 Equity Incentive Plan
Restricted Stock Unit Award Grant Notice

Ethos Technologies, Inc. (the “Company”) has awarded to you (the “Participant”) the number of restricted stock units specified and on the terms set forth below in consideration of your services (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Company’s 2026 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Award Agreement (the “Agreement”), which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement will have the meanings set forth in the Plan or the Agreement.

Participant:

Date of Grant:

Vesting Commencement Date:

Number of Restricted Stock Units/Shares:

Vesting Schedule: Subject to the Participant’s Continuous Service through each applicable vesting date, the RSU Award will vest as follows: [______________].

Notwithstanding the foregoing, upon the Participant’s termination of Continuous Service, vesting will terminate, and any portion of the RSU Award that has not vested will be immediately forfeited.

Issuance Schedule: Subject to any change on a Capitalization Adjustment, for each restricted stock unit that vests, one Share will be issued at the time set forth in Section 5 of the Award Agreement.

Additional Terms/Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•
The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

•
You consent to receive this Grant Notice, the Agreement, the Plan, the document containing the Plan information specified in Section 10(a) of the Securities Act (the “Prospectus”), and any other Plan-related documents by electronic delivery and to participate in the Plan through an on‑line or electronic system established and maintained by the Company or another third party designated by the Company.

•
You have read and are familiar with the provisions of the Plan, the RSU Award Agreement, and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan will control.

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•
The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Shares and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company (or any Affiliate or Subsidiary) and you that, in each case, is approved by the Board and specifies terms that should govern this RSU Award.

ETHOS TECHNOLOGIES, INC. PARTICIPANT:

By:

Signature Signature

Title: Date:

Date:

Attachments: Restricted Stock Unit Award Agreement, 2026 Equity Incentive Plan, Prospectus

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Attachment I

Ethos Technologies, Inc.

2026 Equity Incentive Plan

Restricted Stock Unit Award Agreement

As reflected by your Restricted Stock Unit Award Grant Notice (“Grant Notice”), Ethos Technologies, Inc. (the “Company”) has granted you an Award of restricted stock units under the Company’s 2026 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Restrict Stock Unit Award Agreement for your RSU Award (this “Agreement”) and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan will have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your RSU Award are as follows:

1.
Governing Plan Document. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)
Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;
(b)
Section 9(d) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and
(c)
Section 8 of the Plan regarding certain tax consequences of your RSU Award.

Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan will control.

2.
Grant of the RSU Award. This RSU Award represents your right to be issued on a future date the number of Shares that is equal to the number of restricted stock units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.
3.
Dividends. You will receive no benefit or adjustment to this RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any Shares that are delivered to you in connection with your RSU Award after the Shares have been delivered to you.
4.
Withholding Obligations.
(a)
You acknowledge and agree that, regardless of any action taken by the Company, any Parent, Subsidiary or Affiliate, with respect to any or all income tax, social security, social insurances, national insurance contributions, social insurance contributions, payroll tax, fringe benefit, or other tax-related items related to your participation in the Plan and legally applicable to you including, without

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limitation, in connection with the RSU Award, the acquisition or sale of Shares acquired under the Plan and/or the receipt of any dividends on such Shares (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company, or any Parent, Subsidiary or Affiliate. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the withholding obligation for Tax-Related Items, if any, which arise in connection with your RSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company.
(b)
Unless the Withholding Obligation is satisfied, the Company will have no obligation to deliver to you any Shares in respect of the RSU Award. In the event the Withholding Obligation of the Company or, if different, your employer or any Affiliate or Subsidiary to which you are providing services (together, the “Service Recipients”) arises prior to the delivery to you of Shares or it is determined after the delivery of Shares to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. If you fail to make adequate arrangements for the satisfaction of the Withholding Obligation at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant or the Withholding Obligation otherwise becomes due, you permanently will forfeit the Restricted Stock Units to which the Withholding Obligation relates (and any right to receive Shares under the Restricted Stock Units) and the Restricted Stock Units will be returned to the Company at no cost to the Company.
5.
Date of Issuance. The issuance of Shares in respect of the Restricted Stock Units is intended to be exempt from Section 409A (and, to the extent not so exempt, in compliance with the requirements of Section 409A) and will be construed and administered in that manner. Subject to Section 4 and Section 9(m) of the Plan, in the event one or more Restricted Stock Units vests, the Company will issue to you Share(s) for the Restricted Stock Unit(s) that vest as soon as practicable after vesting, but in each case within 60 days following the vesting date. In no event will you be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this RSU Award Agreement.
6.
Transferability. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
7.
Corporate Transaction. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
8.
No Liability for Taxes. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates or Subsidiaries related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.
9.
Death of Participant. Any distribution or delivery to be made to you under this RSU Award Agreement, if you are then deceased, will be made to your designated beneficiary, or if no beneficiary survives you, the administrator or executor of your estate. Any transferee must furnish the Company with (a) written notice of the person’s status as a transferee, and (b) evidence satisfactory to the

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Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to the transfer.
10.
Nature of Grant. In accepting this RSU Award, you acknowledge, understand, and agree that:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)
the grant of the RSU Award is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
(c)
all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Board;
(d)
you are voluntarily participating in the Plan;
(e)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(f)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(g)
the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted;
(h)
for purposes of the Restricted Stock Units, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Affiliate or Subsidiary (regardless of the reason for the termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing Continuous Service or the terms of your employment or service agreement, if any), and unless otherwise expressly provided in this RSU Award Agreement (including by reference in the Grant Notice to other arrangements or contracts) or determined by the Board, your right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of that date and will not be extended by any notice period (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are providing Continuous Service or the terms of your employment or service agreement, if any, unless you are providing bona fide services during that time); the Board will have the exclusive discretion to determine when you are no longer actively providing services for purposes of this RSU Award (including whether you may still be considered to be providing services while on a leave of absence and consistent with local law); and
(i)
unless otherwise provided in the Plan or by the Board in its discretion, the Restricted Stock Units and the benefits evidenced by this RSU Award Agreement do not create any entitlement to have the Restricted Stock Units or any of the benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.

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11.
Country Addendum. Notwithstanding any provisions in this RSU Award Agreement, the RSU Award will be subject to any special terms and conditions set forth in an appendix (if any) to this RSU Award Agreement for any country whose laws are applicable to you and this RSU Award (as determined by the Board in its sole discretion) (the “Country Addendum”). Moreover, if you relocate to one of the countries included in the Country Addendum (if any), the special terms and conditions for that country will apply to you, to the extent the Company determines that the application of those terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this RSU Award Agreement.
12.
Severability. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, that unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section (or part of a Section) of this Agreement so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of the Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.
Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Trading Policy.
14.
Questions. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

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APPENDIX A

Ethos Technologies, Inc.

2026 Equity Incentive Plan

country addendum to Restricted Stock Unit Award agreement

Unless otherwise defined herein, capitalized terms used in this Country Addendum to Restricted Stock Unit Award Agreement (this “Country Addendum”) will be ascribed the same defined meanings as set forth in the Restricted Stock Unit Award Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in the RSU Award Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the RSU Award granted pursuant to the terms and conditions of the Plan and the RSU Award Agreement to the extent you reside and/or work in one of the countries listed below. If you are a citizen or resident (or are considered a citizen or resident for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you relocate to another country after the RSU Award is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to you.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control, and other Applicable Laws in effect in the respective countries as of November, 2025. The Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that you not rely on the information in this Country Addendum as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time you vest in the Restricted Stock Units or receive or sell the Shares covered by the Restricted Stock Units.

In addition, the information contained in this Country Addendum is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. You should seek appropriate professional advice as to how the Applicable Laws in your country may apply to your situation.

Finally, if you are a citizen or resident of a country other than the one in which you currently are residing and/or working, transfer residence and/or employment to another country after the grant of the Restricted Stock Units, or are considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to you in the same manner.

I. GLOBAL PROVISIONS APPLICABLE IN ALL COUNTRIES OTHER THAN THE UNITED STATES

9.
Foreign Exchange Considerations. You understand and agree that neither the Company nor any Affiliate, Subsidiary, or Service Recipient will be liable for any foreign exchange rate fluctuation between your local currency and the U.S. dollar that may affect the value of the Restricted Stock Units, or of any amounts due to you under the Plan or as a result of vesting in your Restricted Stock Units and/or the subsequent sale of any Shares acquired under the Plan. You agree and acknowledge that you will bear any and all risk associated with the exchange or fluctuation of currency associated with your participation in

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the Plan. You acknowledge and agree that you may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. You are advised to seek appropriate professional advice as to how the exchange control regulations apply to your Restricted Stock Units and your specific situation and understand that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
10.
Nature of Grant. The following provisions supplement Section 10 of the RSU Award Agreement:
(a)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose; and

(b)
no claim or entitlement to compensation or damages will arise from forfeiture of the Restricted Stock Units resulting from the termination of your Continuous Service (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing Continuous Service or the terms of your employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which you are otherwise not entitled, you irrevocably agree never to institute any such claim against any Service Recipient, waive your ability, if any, to bring any such claim, and release each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you will be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim.
11.
Data Privacy. You hereby acknowledge the collection, use, and transfer, in electronic or other form, of your personal data as described in this RSU Award Agreement and any other RSU Award materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering, and managing your participation in the Plan.

You understand that the Company and the Service Recipient may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all restricted stock units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in your favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.

You understand that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request information about sharing, processing, and storage of Data and may exercise your rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting your local human resources representative. You authorize the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer, and manage your participation in the Plan.

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12.
Language. If you have received the RSU Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
13.
Insider Trading Restrictions/Market Abuse Laws. You understand and agree that you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and your country of residence, which may affect your ability to acquire or sell Shares or rights to Shares (e.g., the RSU Award) under the Plan during such time as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you place before you possessed inside information. Furthermore, you could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. You should keep in mind third parties includes fellow employees and Service Providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. You are responsible for ensuring compliance with any applicable restrictions and should consult with your personal legal advisor on this matter.
14.
Responsibility For Taxes. The following provision supplements Section 4 of the RSU Award Agreement:

If you are engaged by a third-party employer of record (“EOR”), which includes a professional employer organization, you acknowledge and authorize that the EOR may satisfy any withholding obligations for Tax-Related Items by using any method permitted by the Plan or the RSU Award Agreement. Further, prior to any relevant taxable or tax withholding event, to the extent permitted by applicable law and as applicable, you agree to make arrangements satisfactory to the Company or the EOR to satisfy all Tax-Related Items and understand that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the EOR.

In addition, you acknowledge that the Company and/or any Subsidiary, Affiliate, EOR or other Service Recipient may withhold or account for Tax-Related Items by considering maximum applicable withholding rates, in which case you will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent. Further, you agree to pay to the Company or any applicable Service Recipient any amount of Tax-Related Items that the Company or any Service Recipient may be required to withhold as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if you fail to comply with your obligations in connection with the Tax-Related Items.

15.
Service Provider. Each Participant, including those engaged through an EOR is an individual Service Provider. An EOR will not be considered a Service Provider for purposes of the RSU Award Agreement.
16.
Foreign Asset/Account, Exchange Control and Tax Reporting. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash (including dividends and the proceeds arising from the sale of Shares) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside the U.S. The applicable laws in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. You also may be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker

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within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.
17.
Foreign Exchange Considerations. You understand and agree that neither the Company nor any Subsidiary, Affiliate, or Service Recipient shall be liable for any foreign exchange rate fluctuation between your local currency and the U.S. dollar that may affect the value of the RSU Award, or of any amounts due to you under the Plan or as a result of vesting in your RSU Award and/or the subsequent sale of any Shares acquired under the Plan. You agree and acknowledge that you will bear any and all risk associated with the exchange or fluctuation of currency associated with your participation in the Plan. You acknowledge and agree that you may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. You are advised to seek appropriate professional advice as to how the exchange control regulations apply to your RSU Award and your specific situation and understand that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

II. COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS IN THE COUNTRIES BELOW

INDIA

Terms and Conditions

Responsibility for Taxes. You are solely responsible for paying applicable taxes on the subsequent sale of Shares. You also are responsible for paying applicable taxes on dividend income at the time of declaration/receipt. You agree that it is your responsibility to comply with the payment of taxes and compliance requirements and you shall consult your personal advisor in this regard.

Notifications

Foreign Asset/Account Reporting. You understand that you must declare foreign bank accounts and any foreign financial assets (including Shares acquired under the Plan held outside India) in your annual tax return (on Form Schedule FA of the Income Tax Return - Form ITR 2) by July 31.

Should you subsequently sell the Shares acquired under the Plan, you acknowledge your obligation and agree to: (i) repatriate to India, any proceeds from the sale of Shares (or the receipt of any dividends to India) and convert the funds to local currency within 180 days of the date of sale; and (ii) obtain a foreign inward remittance certificate (“FIRC”) from the bank in which you deposit the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or your employer requests proof of repatriation. It is your responsibility to comply with exchange control laws in India. Neither the Company nor your employer will be liable for any fines or penalties resulting from your failure to comply with any applicable laws.

Securities Laws. Further, the Plan, the RSU Award Agreement and the corresponding documents have neither been delivered for registration nor are they intended to be registered with any regulatory authorities in India. These documents are not intended for distribution and are meant solely for the consideration of the person to whom they are addressed and should not be reproduced by you.

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SINGAPORE

Terms and Conditions

Securities Laws. The RSU Award is being made in reliance of section 273(1)(f) of the Securities and Futures Act (Cap. 289) (“SFA”) for which it is exempt from the prospectus and registration requirements under the SFA. You understand that the Shares have not been registered with the SFA. You agree that you shall not, within six months of acquiring the Shares, sell, transfer, gift, hypothecate, or otherwise transfer such Shares within Singapore except as expressly approved by the Company in writing. Shares sold through a public exchange outside of Singapore (e.g., NASDAQ, NYSE) would not be subject to this prohibition. The Company believes that a typical sale through a U.S. brokerage firm would not require the Company's consent under these rules.

Director Notification Obligation. If you are a director, shadow director, or hold any similar position2 of a Singapore-incorporated company (each a “Singapore company”) (e.g., the Company, any Singapore Affiliate, or any Singapore subsidiary), you are subject to certain notification requirements under section 164 of the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore company in writing of:

(e)
shares in, debentures of, or participatory interests made available by, the Singapore company or its related corporation which are held by you;
(f)
any interest that you have in shares in, debentures of, or participatory interests made available by, the Singapore company or its related corporation, and the nature and extent of that interest under Section 7 of the Singapore Companies Act (which provides for the circumstances under which a deemed interest in shares may arise);
(g)
rights or options that you have in respect of the acquisition or disposal of shares in the Singapore company or its related corporation; and
(h)
contracts to which you are a party or under which you are entitled to a benefit, being contracts under which a person has a right to call for or to make delivery of shares in the Singapore company or its related corporation.

You must notify the Singapore company in writing when there is any change in the particulars of your interests as mentioned above (including when you sell Shares issued from the Plan).

You are deemed to hold or have an interest or a right in or over any shares or debentures, if:

(c)
Your spouse (not being himself or herself a director or chief executive officer) holds or has an interest or a right in or over such shares or debentures; or
(d)
Your child of less than 18 years of age, including stepson, stepdaughter, adopted son or adopted daughter (not being himself or herself a director or chief executive officer) holds or has an interest in such shares or debentures.

In addition, any contract, assignment or right of subscription shall be deemed to have been entered into or exercised or made by, or a grant shall be deemed as having been made to you if any contract, assignment

2 Under section 4(1) of the Singapore Companies Act, the term “director” includes any person occupying the position of director of a corporation by whatever name called.

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or right of subscription is entered into, exercised or made by, or a grant is made to, members of your family as aforesaid (not being himself or herself a director or chief executive officer).

Particulars of your interests as mentioned above must be given within two business days after (i) the date on which you became a director of the Singapore company, or (ii) the date on which you became a registered holder of or acquired an interest as mentioned above, whichever last occurs. Particulars of any change in your interests also must be given within two business days of the change.

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Attachment II

Ethos Technologies, Inc.

2026 Equity Incentive Plan

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